UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Beasley Broadcast Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BEASLEY BROADCAST GROUP, INC.
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be held on June 8, 2017
12:00 PM EDT
3033 Riviera Dr. # 200, Naples, FL 34103
COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The proxy statement and annual report to security holders are available at www.proxydocs.com/BBGI
If you want to receive a paper or e-mail copy of the documents for the Annual Meeting, or for future meetings of stockholders, you must make a request. There is no charge to you for requesting paper or e-mail copies. Please make your request as instructed below on or before May 26, 2017, to facilitate timely delivery.
The following materials are available for you to view at www.proxydocs.com/BBGI
TO REQUEST MATERIAL:
TO VOTE:
Proxy Statement
Annual Report to Stockholders
TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp
IN PERSON: You may vote your shares in person by attending the Annual Meeting. For directions to the
Annual Meeting, contact us at 239-263-5000.
- OR -
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. You may enter your voting instructions up until 11:59 PM Eastern Time on June 7, 2017.
Matters to be acted on:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.
1. To elect nine (9) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.
NOMINEES: George G. Beasley (For All Classes of Common Stockholders)
Caroline Beasley (For All Classes of Common Stockholders)
Bruce G. Beasley (For All Classes of Common Stockholders)
Brian E. Beasley (For All Classes of Common Stockholders)
Joe B. Cox (For All Classes of Common Stockholders)
Allen B. Shaw (For All Classes of Common Stockholders)
Peter A. Bordes, Jr. (For All Classes of Common Stockholders)
Mark S. Fowler (For Class A Common Stockholders)
Herbert W. McCord (For Class A Common Stockholders)
Please note that you cannot use this notice to vote by mail.
2. Advisory vote to approve named executive officer compensation.
3. Approval of the 2007 Equity Incentive Award Plan.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of stockholders and any adjournment thereof.
These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 10, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.